Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 to Annual Report of Quadrant 4 System Corporation (the “Company”) on Form 10-K/A for the year ending December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Nandu Thondavadi, Chief Executive Officer and I, Dhru Desai, Chief Financial Officer, of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 22, 2016	By:	/s/ Nandu Thondavadi
	Name:	Nandu Thondavadi
	Title:	President and Chief Executive Officer

Date: September 22, 2016	By:	/s/ Dhru Desai
	Name:	Dhru Desai
	Title:	Chief Financial Officer